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                                                                    GUARANTY


                              MERIDIAN LEASING INC.

                                    Meridian

                                    GUARANTY

                        Master Lease Agreement No. 01618


               In order to induce MERIDIAN LEASING INC. ("Lessor") at its sole discretion to enter into one or more Master Lease Agreements, and any and all Schedules thereto now existing or hereafter executed, with KLEINERT'S INC. OF NEW YORK, a New York corporation ("Lessee"), each of the undersigned guarantors (collectively, the "Guarantors"), intending to be legally bound, hereby warrants and guarantees, unconditionally and absolutely, the prompt and full payment to Lessor and performance when due of nil rent obligations, indebtedness and liabilities of any kind and description, and the timely and faithful performance of all other duties, obligations and responsibilities, of Lessee to Lessor, howsoever created or incurred, whether now existing or hereafter arising, due or to become due, absolute or contingent, primary or secondary, joint or several or both, direct or indirect, secured or unsecured, regardless of how long before or after the date hereof such obligations may have been or will be incurred, and whether or not Guarantors, or any of them, will not have received actual notice thereof, together with all expenses of obtaining or endeavoring to obtain payment or performance thereof or security therefore, or of enforcing this Guaranty, including attorneys' fees and other legal expenses (all of the foregoing hereinafter being referred to collectively as the "Obligations"). This Guaranty is unlimited in amount and may be relied upon hereafter unless notice of revocation is provided as required hereunder. This Guaranty is a continuing one and will be effective and binding upon the Guarantors regardless of how long before or after the date hereof any of the Obligations are incurred.

          SECTION 1. GUARANTY OF PAYMENT.

               This Guaranty is a guaranty of payment and not a guaranty of collection and may be enforced by Lessor without first making demand upon or proceeding against Lessee or any other person liable upon any Obligation and without first resorting to any security or other property or invoking any other available rights or remedies, and this Guaranty will continue until it is revoked by written notice given by the Guarantor and actually received by Lessor. No such notice or revocation will in any manner affect the operation and effect of this Guaranty as to any Obligation arising or existing, whether or not contingently, prior to the receipt of such notice by a responsible officer of Lessor, or as to any Obligations arising thereafter created pursuant to a commitment of Lessor made prior to the receipt of such notice, and as to all such Obligations this Guaranty will remain in full force and effect.

          SECTION 2. UNCONDITIONAL.

               Each Guarantor agrees that its or his or her liability hereunder is absolute, unconditional and continuing, and that, without notice to such or any other Guarantor and without releasing or affecting the liability of any Guarantor to any extent, Lessor may extend, renew, modify, release, surrender, exchange, compromise or settle, or waive any term of, any Obligation, may elect not to enforce any right or to forego any remedy of Lessor with respect to any Obligation or any security held therefore or any other guaranty thereof, and may exchange, release or surrender any such security or other guaranty. Notice of the acceptance of this Guaranty and of the creation of the Obligation or of any default thereon, as well as all demand, protest, presentment for acceptance or payment, or notice of dishonor or of protest with respect to the Obligations, are hereby waived. The liabilities of the Guarantors hereunder will not be affected by (a) any failure to retain or preserve or any lack of prior enforcement of any rights against any person or persons (including without limitation Lessee or any of the Guarantors or any other accommodation party) or any property, (b) the invalidity of any such rights which may be attempted to be obtained or enforced, (c) any delay in enforcing or failure to enforce any such rights, even if such rights are thereby lost or (d) any delay in making demand on Lessee, any one or more of the Guarantors or any other accommodation party for performance or payment of the Obligation.
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          SECTION 3. DEFAULT.

               If an Obligation is not promptly and fully paid or performed, or if any Guarantor or Lessee shall die or be dissolved, or if all or substantially all of the assets of any Guarantor or Lessee are sold or otherwise transferred, or proceedings in the nature of insolvency, receivership, bankruptcy or reorganization will be commenced with respect to Lessee or any Guarantor or if Lessee or any Guarantor will make an assignment for the benefit of creditors or will be the subject of a receiver for all or any part of its property, or if any judgment will be entered against Lessee or any Guarantor and will not have been paid or bonded within ten (10) days, or any levy, writ of attachment, execution or other process will issue against any property of Lessee or any Guarantor, or if Lessee or any Guarantor will become insolvent or unable to pay its or his or her debts as they mature, or if the financial condition of Lessee or any Guarantor will change such that, in the judgment of Lessor, Lessor's risk is materially increased, then and in any such event all of the Obligations will forthwith become and be immediately due and payable by the Guarantors and each of them all without any demand or notice whatsoever.

               In the event of any default on the part of any Guarantor in respect of any of the Obligations, Lessor may, at its option and without notice to any other Guarantor, exercise as to any security held for this Guaranty all of the rights and remedies of a secured creditor under the Uniform Commercial Code as in effect in Pennsylvania and, without limitation, may apply the proceeds of any sale or other disposition of any collateral, and any other funds whatsoever in Lessor's hands, to the payment or other satisfaction of any one or more of the Obligations (after deducting all costs, attorneys' fees and other expenses incurred in the realization on or perfection or protection of such security) in such order as Lessor may elect, without any duty to marshal any such property in favor of any Guarantor or other person, all without releasing any Guarantor from Liability to pay any deficiency remaining unpaid after such application. So long as any Obligation has not been paid in full, no payment by any Guarantor pursuant to any provision hereof will entitle such (guarantor, by subrogation to Lessor's rights or otherwise, to any payment by or out of the property of Lessee.

          SECTION 4. SECURITY.

               As security for each of the Obligations and its or his or leer liability hereunder in respect thereof, each Guarantor hereby assigns and pledges to Lessor and grants to Lessor a general continuing lien upon, security interest in and right of offset against all monies, deposits or other claims and property of such Guarantor, or in which such Guarantor may have any interest, which may be in the possession of Lessor in any capacity whatsoever.


          SECTION 5. CONFESSION OF JUDGMENT.

               Each Guarantor hereby irrevocably authorizes, appoints and empowers any attorney of any court of record, upon any default hereunder or by the Lessee with respect to any Obligations to appear for and confess judgment against such Guarantor or against any one or more of the Guarantors, jointly or severally, for all or any portion of the unpaid amount of the Obligations, as evidenced by an affidavit signed by an officer of Lessor setting forth the amount or amounts then due, plus attorneys' fees of 15% of the amount due, but not less than $500, and costs of suit, with release of errors and without right of appeal. If a copy hereof, verified by Lessor, will have been filed in any such proceeding, it will not be necessary to file the original hereof as a warrant of attorney, and the original or any copy hereof will be a good and sufficient warrant of attorney. Each Guarantor hereby waives the right to stay any execution and the benefits of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not such exercise will be held by any court to be invalid, voidable or void, but the power will continue undiminished and may be exercised from time to time, and contemporaneously in more than one jurisdiction, as often as Lessor will elect until all the Obligations have been paid in full.

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          SECTION 6. LEGAL CONSTRUCTION AND JURISDICTION.

               All issues arising hereunder will be governed by the laws of Pennsylvania. Each Guarantor consents to the Jurisdiction of the courts of Pennsylvania and the Federal District Court for the Eastern District of Pennsylvania in any action or proceeding which may be brought against it or him or her, under or in connection with this Guaranty or any Obligation or otherwise, or to enforce any agreement contained herein or in any such Obligation, and in the event any such action or proceeding will be brought against, it, such Guarantor agrees not to raise any objection to such jurisdiction or to the laying of venue in Berks County, Pennsylvania. Each Guarantor agrees that service of process in any such action or proceeding may be duly brought upon it or him by her by service in accordance with applicable court rules or with the provisions of the Uniform Interstate and International Procedure Act.

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          SECTION 7. MISCELLANEOUS.

               This Guaranty will be binding upon the Guarantors and each of them and their respective heirs, executors, administrators, personal representatives, successors and assigns, and, if executed by more than one party, will be their joint and several obligation and will not be revoked or impaired as to any of them by the death or dissolution of any of them or by any release or revocation as to any of them. This Guaranty will inure to the benefit of Lessor and its successors and assigns and will he construed liberally in favor of Lessor for its benefit and protection, the Guarantors acknowledging that this Guaranty has been a material inducement to Lessor to extend lease accommodations to or for the account of Lessee. As used herein, words of any gender will include those of any other gender, and the singular will include the plural and vice versa, whenever the same is necessary to give a fair and meaningful construction to this instrument. A subsequent guaranty in favor of Lessor by any Guarantor by any other guarantor of any of the Obligations will not be deemed to be in lieu of or to supersede or terminate this Guaranty but will be construed as an additional or supplemental guaranty unless expressly provided to the contrary therein, and in the event any Guarantor or other guarantor has given to Lessor a previous guaranty or guaranties, this Guaranty will be construed to be an additional or supplemental guaranty, and not to be in lieu of or to terminate such previous guaranty or guaranties.


          SECTION 8. ENTIRE AGREEMENT.

               No waiver by Lessor of any of its rights hereunder nor any modification hereof will be effective unless in writing signed by an authorized officer of Lessor, and any such waivers will extend only to the specific instance involved and for the specific purpose stated and will not impair any other right of Lessor. Although referred to as a Guaranty, this instrument is intended to be a contract of suretyship, upon which each Guarantor intends to be legally bound, jointly and severally with the other Guarantors, if any.

               Signed, sealed and delivered by the undersigned Guarantors under due authorization on the date hereafter Indicated.

          Commonwealth of Pennsylvania           Name:  Kleinert's, Inc.
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                                                        (Guarantor)

          COUNTY OF Montgomery              Signature: /s/ Joseph J. Connors
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                                                Title: Executive Vice President
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               On the 29th day of November, 95, before me, the subscriber, a notary public for the State and County above, personally appeared the above named Joseph J. Connors and in due form of law acknowledged the within and foregoing Guaranty and that (he) (she) (they) executed the same for the purposes contained herein.




          (610) 828-7261                           Date:  November 29, 1995
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          Phone Number

          /s/ Denise Hale                          Witness: /s/ Michael Boyle
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           Notary Public

                                                   Date:  November 29, 1995
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